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                                                                Exhibit 10.26



  List of Contents of Exhibits and Schedules to the Claims Servicing Agreement



        Exhibits                              Description
        --------                              -----------

Exhibit A                             List of Royal Insurer Affiliates

Exhibit B                             Claims Servicing Information Technology
                                      License Agreement

Exhibit C                             Claims Expenses



       Schedules                              Description
       ---------                              -----------

Schedule 1.1(1)                       Transmission Specifications

Schedule 1.1(2)                       Computer Systems